Award Timing Disclosure	12 Months Ended
Jun. 30, 2026
Trading Arrangements, by Individual [Table]
Award Timing, How MNPI Considered [Text Block]

Compensation of Directors and Executive Officers

Our board of directors has not adopted or established a formal policy or procedure for determining the amount of compensation paid to our executive officers.

For the year ended June 30, 2026, we paid an aggregate of approximately US$0.6 million in cash to our directors and executive officers. As required by Hong Kong laws and regulations, we participate in a pension scheme under the rules and regulations of the Mandatory Provident Fund Schemes Ordinance, or MPF Scheme. Otherwise, we have not set aside or accrued any amount to provide pension, retirement or other similar benefits to our executive officers and directors.

MNPI Disclosure Timed for Compensation Value [Flag]	false